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                                                                    EXHIBIT 10.8


                        ESCROW AGREEMENT [$11.6 MILLION]

         This Escrow Agreement [$11.6 Million] (this "Agreement"), dated as of this 6th day of October, 1995, is made by and among RONALD S. HAFT ("RSH"), DART GROUP CORPORATION, a Delaware corporation ("Dart"), and Settlementcorp. (the "Escrow Agent").

         WHEREAS, Dart and RSH are adverse parties in the lawsuits captioned, Ronald S. Haft v. Dart Group Corporation, Delaware Chancery Court, CA-13736 and Alan R. Kahn and the Tudor Trust v. Herbert Haft, Del. Ch. C.A. No. 13154 and, simultaneously with the execution and delivery of this Agreement, have entered into that certain Settlement Agreement, of even date herewith, pursuant to which Dart and RSH have agreed to settle such lawsuits on the terms, and subject to the conditions, set forth therein (the "Settlement Agreement");

         WHEREAS, on the date hereof, Dart has loaned to RSH $11,619,274.00 and deposited such amount with the Escrow Agent (the "Escrow Funds"), and RSH has executed a promissory note in favor of Dart for the Escrow Funds (the "$11.6 Million Note") and delivered such promissory note to the Escrow Agent;

         WHEREAS, RSH is borrowing the Escrow Funds in order to pay off in full the principal sum and accrued interest owed by RSH under that certain Promissory Note, dated July 28, 1993 (the "HHH Note"), executed by RSH in favor of Herbert H. Haft ("HHH");

         WHEREAS, pursuant to the Settlement Agreement, RSH and Dart have agreed that RSH shall, on the date hereof, tender prepayment in full of the HHH Note and that the Escrow Agent shall act on behalf of RSH in effecting such prepayment in accordance with the terms of this Agreement; and

         WHEREAS, RSH and Dart desire to appoint the Escrow Agent as the escrow agent under this Agreement upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, the parties do hereby agree as follows:

         1.      APPOINTMENT OF ESCROW AGENT; RECEIPT OF ESCROW FUNDS

                 (a) RSH and Dart hereby appoint the Escrow Agent to act as escrow agent on the terms and conditions hereinafter set forth, and the Escrow Agent accepts such appointment.

                 (b) The Escrow Agent hereby acknowledges receipt of the Escrow Funds and the $11.6 Million Note and agrees to hold





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and dispose of the Escrow Funds and the $11.6 Million Note pursuant to the terms and conditions of this Agreement.

         2.      DUTIES OF ESCROW AGENT

                 (a) The Escrow Agent's duties and responsibilities, shall be limited to those expressly set forth in this Agreement and the Escrow Agent shall not be subject to, nor obliged to recognize, any other agreement covering the subject matter hereof.

                 (b) The Escrow Agent shall make the Escrow Funds available for pick-up by HHH as provided in Section 5(a) hereof, and agrees, in connection therewith, to maintain authorized personnel at its offices located at 5301 Wisconsin Avenue, N.W., Suite 710, Washington, D.C. 20015, and have the Escrow Funds in the form of a cashier's check readily available for pick-up by HHH on October 6, 1995 until 9:00 p.m., on October 7, 1995 from 10:00 a.m. until 3:00 p.m., on October 9, 1995 from 10:00 a.m. until 3:00 p.m., and October 10, 1995 from 10:00 a.m. until 3:00 p.m. Any time after October 10, 1995, the Escrow Agent shall make the Escrow Funds available for pick-up by HHH as provided in Section 5(a) hereof within one business day upon receipt of written notification by HHH of his intent to pick-up the Escrow Funds.

                 (c) The Escrow Agent is authorized, in its sole discretion, to disregard any and all notices, claims, instructions, demands or directions (individually and collectively, "Directions") given by RSH or Dart, or by any other Person, except (i) such Directions as are specifically provided for herein, and (ii) a Final Order (as defined below) of a court of law. If the delivery of any document subject hereto is at any time stayed or enjoined by order of a court, or in case the Final Order of a court shall be made or entered affecting any such document, then and in any of such events, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree of any court which the Escrow Agent determines is not subject to further review or appeal and is binding upon the Escrow Agent (a "Final Order"). In reaching such determination, the Escrow Agent, in its sole discretion, may obtain the advice of counsel of its own choosing (which may be counsel for Dart).

                 (d) If the Escrow Agent believes it to be reasonably necessary to consult with counsel concerning any of its duties in connection with this Agreement, or in case the Escrow Agent becomes involved in litigation on account of being Escrow Agent hereunder or on account of having received property subject hereto, then, in either case, the attorneys' and accountants' fees incurred by the Escrow Agent (including the fair value of legal services rendered by the Escrow Agent), if any, shall be borne by RSH.





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         3.      LIABILITY AND RELIANCE

                 (a) The Escrow Agent shall not, be personally liable for any act taken or omitted hereunder absent gross negligence or willful misconduct on its part.

                 (b) The Escrow Agent shall not be responsible for the sufficiency, form, accuracy, execution, validity or genuineness of any Direction or document given to the Escrow Agent hereunder, nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such Direction or document. The Escrow Agent shall also be fully protected in relying upon any Direction or document believed by it in good faith to be genuine and valid and shall be fully protected in acting in accordance with any Direction or document given to the Escrow Agent hereunder.

                 (c) Upon delivery or return of the Escrow Funds and the $11.6 Million Note pursuant to this Agreement, the Escrow Agent shall have no further responsibility or liability hereunder.

         4.      INVESTMENT

                 (a) Upon the date hereof and until 3:00 p.m. on October 10, 1995, the Escrow Agent shall not invest the Escrow Funds in any manner but shall hold the Escrow Funds in the form of a cashier's check made payable to "Herbert H. Haft" and hold such cashier's check in a secure place in the offices of the Escrow Agent.

                 (b) Commencing 3:00 p.m. on October 10, 1995 and during the remaining term of this Agreement, the Escrow Funds shall be continuously invested and reinvested by the Escrow Agent in (i) money market funds available through Riggs National Bank of Washington, D.C. that hold solely U.S. Treasury bills or (ii) such other investments as Dart and RSH may jointly direct the Escrow Agent by written notice. All interest or profit earned on such investments shall be credited to the Escrow Funds to be disbursed on the terms and subject to the conditions of this Agreement.

                 (c) All interest or profit earned on investments of the Escrow Funds shall be attributed to RSH (S.S. no. ###-##-####) for tax purposes.

         5.      DELIVERY OF ESCROW FUNDS

                 (a) Immediately upon receipt from HHH of (i) the original Promissory Note in the form attached hereto as Exhibit A or (ii) a receipt in the form attached hereto as Exhibit B, the Escrow Agent shall deliver to HHH the Escrow Funds in the form of a cashier's check made payable to "Herbert H. Haft." Immediately upon delivery of the Escrow Funds to HHH, the Escrow Agent shall





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deliver the $11.6 Million Note to Dart and, unless otherwise directed by RSH, deliver any interest or profit on the Escrow Funds, net of expenses due the Escrow Agent, to RSH.

                 (b) Notwithstanding paragraph (a) of this Section 5, upon written instructions from Dart that direct the Escrow Agent to deliver the Escrow Funds to HHH as prepayment in full of the HHH Note, the Escrow Agent shall promptly comply with such instructions and deliver the $11.6 Million Note to Dart and the interest and profit on the Escrow Funds to RSH.

                 (c) Notwithstanding the foregoing, the Escrow Agent shall immediately deliver the Escrow Funds, including interest and profits thereon, to Dart and the $11.6 Million Note to RSH at any time upon written notice from each of RSH and Dart.

                 (d) If the Escrow Funds have not been delivered to HHH or otherwise returned to Dart in accordance with this Section 5 by June 30, 2000, then the Escrow Agent shall immediately deliver the Escrow Funds, including interest and profits thereon, to Dart.

         6.      TERMINATION

                 Upon the delivery of the Escrow Funds and the $11.6 Million
Note in accordance with Section 5 hereof, this Agreement shall cease, terminate and be of no further force or effect.

         7.      CONFLICTS

                 If at any time the Escrow Agent shall receive conflicting Directions or documents with respect to the Escrow Funds and cannot determine the proper course of action to take hereunder, or if for any other reason the Escrow Agent shall in good faith be unable to determine the party or parties entitled to receive the Escrow Funds or any part thereof, it may refuse to make any delivery or return thereof and retain the Escrow Funds safely in its possession until it shall have received Directions in writing concurred in by all parties, or until directed by a Final Order of a court of competent jurisdiction, whereupon the Escrow Agent shall make such disposition of the Escrow Funds in accordance with such Directions or such Final Order.

         8.      ESCROW FEES

                 The Escrow Agent shall be entitled to the fees for its services in acting as Escrow Agent hereunder as are agreed to from time to time between the Escrow Agent and Dart. The Escrow Agent shall be reimbursed for all expenses reasonably incurred by it in connection with the performance of its duties and obligations hereunder. All fees and expenses shall be borne by RSH.





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         9.      INDEMNIFICATION

                 RSH and Dart shall jointly and severally indemnify and hold the Escrow Agent harmless from and against any damage, cost, liability or expense (including, but not limited to, reasonable legal fees which it may incur by reason of its acting hereunder, except with respect to actions or omissions taken or suffered by the Escrow Agent in bad faith, in willful disregard of the terms of this Agreement or involving gross negligence on the Escrow Agent's part, without prejudice to any right which any party may have to recover from any other party for any such damage, cost, liability, expense or legal fees.


         10.     REPRESENTATIVE OF DART

         The duly authorized representative of Dart for purposes of receiving funds from the Escrow Agent, giving consents or instruction to the Escrow Agent, and for all other purposes under this Agreement, shall be Robert A. Marmon, Treasurer and Chief Financial Officer (or his duly appointed successor).

         11.     NOTICES

                 Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed given if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or by facsimile as follows, unless any such address is changed by notice hereunder:

                 If to Dart:

                                           Dart Group Corporation
                                           3300 75th Avenue
                                           Landover, Maryland 20785
                                           Attn:  Chief Financial Officer
                                           Facsimile:  301-772-3910

                 with a copy to:

                                           Kenneth J. Ayres, Esq.
                                           Jones, Day, Reavis & Pogue
                                           1450 G Street, N.W.
                                           Washington, D.C.  20005
                                           Facsimile:  202-737-2832

                 If to RSH:

                                           Ronald S. Haft
                                           2435 California Street
                                           Washington, D.C.  20008
                                           Facsimile:  (202) 234-1222






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                 with a copy to:

                                           Stuart M. Grant, Esq.
                                           Blank, Rome, Comisky & McCauley
                                           1220 Market Street
                                           8th Floor
                                           Wilmington, DE  19801
                                           Facsimile:  302-425-6464

                 If to the Escrow Agent:

                                           Todd Deckelbaum, Esq.
                                           Settlementcorp.
                                           5301 Wisconsin Avenue, N.W.
                                           Suite 710
                                           Washington, D.C.  20015
                                           Facsimile:  (202) 537-1899


         12.     GOVERNING LAW; JURISDICTION

                  This Agreement, and the documents and instruments delivered pursuant hereto, except as otherwise provided therein, shall be construed in accordance with and governed by the laws of the District of Columbia, without giving effect to its conflict of law rules. The parties hereto submit to the jurisdiction of the courts of the District of Columbia.

         13.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                 The covenants, agreements, representations and warranties of the parties hereto made in this Agreement shall survive the closing of the transactions contemplated hereby.

         14.     AMENDMENT; WAIVER; REMEDIES

                 This Agreement may be amended only by a written agreement executed by the Escrow Agent and the other parties hereto. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof. No waiver of any of the provisions of this Agreement or any other agreement referred to herein shall be valid unless in writing and signed by the party against whom it is sought to be enforced. The waiver by any party hereto of any matter provided for herein shall not be deemed to be a waiver of any other matter provided for herein.

         15.     ENTIRE AGREEMENT

                 This Agreement and the other Agreements set forth the entire understanding of the parties hereto and supersede all prior agreements between them with respect to the subject matter hereof and all prior negotiations between the parties are merged in this Agreement and the other Agreements and documents related thereto, and there are no promises, agreements, conditions,





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undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth.

         16.     SEVERABILITY

                 If any one or more of the provisions contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired.

         17.     BINDING EFFECT

                 This Agreement, and the documents and instruments delivered pursuant hereto, shall inure to the benefit of, and shall be binding upon, the respective successors and permissible assigns of the parties. Dart may freely assign its rights and delegate its duties hereunder.

         18.     HEADINGS

                 The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

         19.     COUNTERPARTS

                 This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties have executed, or have caused this Agreement to be executed on their behalf, as of the date first above written.


                            DART GROUP CORPORATION

                            By:     /s/ Robert A. Marmon
                                    -------------------------------------------
                                    Robert A. Marmon
                                    Treasurer and
                                    Chief Financial Officer


                            /s/ Ronald S. Haft
                            ---------------------------------------------------
                            Ronald S. Haft

                            SETTLEMENTCORP


                            By: /s/ Todd S. Deckelbaum
                                -----------------------
                                Todd S. Deckelbaum
                                Vice President






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